UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 7, 2012

GLEACHER & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14140

(Commission File Number)

22-2655804

(IRS Employer Identification No.)

1290 Avenue of the Americas

New York, New York

(Address of Principal Executive Offices)

10104

(Zip Code)

(212) 273-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

As previously announced, Gleacher & Company, Inc. (the “Company”) will participate in the Sandler O’Neill 2012 Global Exchange and Brokerage Conference on Thursday, June 7, 2012 at The St. Regis Hotel in New York City.

A copy of the Company’s presentation materials is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The Company’s presentation will be webcast live and is currently scheduled to occur at 3:30 p.m. (EDT).  The webcast, as well as a copy of the Company’s presentation materials, will be available on June 7, 2012 directly through the Investor Relations portion of the Company’s website at www.gleacher.com.  The audio conference can be accessed on June 7, 2012 by dialing 877.253.8059 (domestic) or 832.445.1181 (international), participant passcode 1079263715#. For those who cannot listen to the live webcast, the archived webcast will be available for 30 days following the event directly through the Company’s website.

The information in Item 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this Current Report on Form 8-K, including the Exhibit attached hereto, of any information (financial or otherwise) does not constitute an admission that such information is material.

Item 9.01.              Financial Statements and Exhibits

(d)                                 Exhibits.

99.1 — Presentation materials to be used in the Sandler O’Neill 2012 Global Exchange and Brokerage Conference on Thursday, June 7, 2012.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLEACHER & COMPANY, INC.

	By:	/s/ Thomas J. Hughes
	Name:	Thomas J. Hughes
	Title:	Chief Executive Officer

Dated: June 7, 2012

3